Deutsche Bank 2011 Alternative Energy, Utilities & Power Conference New York, NY May 11, 2011 EXHIBIT 99 PSEG Public Service Enterprise Group

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  When
used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
•  adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission going forward, and reliability standards,
•  any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•  changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units,
•  changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry that could limit operations of our nuclear generating units,
•  actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•  any inability to balance our energy obligations, available supply and trading risks,
•  any deterioration in our credit quality, or the credit quality of our counterparties,
•  availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•  any inability to realize anticipated tax benefits or retain tax credits,
•  changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•  delays in receipt of necessary permits and approvals for our construction and development activities,
•  delays or unforeseen cost escalations in our construction and development activities,
•  adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
•  increase in competition in energy markets in which we compete,
•  challenges associated with retention of a qualified workforce,
•  adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
•  changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange
Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last two slides in this presentation include a list of items excluded from
Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG – Defining the Future Caroline Dorsa Executive Vice President and Chief Financial Officer

PSEG

PSE&G

PSEG
Power LLC

PSEG
Energy Holdings

PSEG

PSEG
Advantage:
Right platform to deliver
value to customers and investors…
Electric & Gas Delivery
and Transmission
Regional Wholesale Energy
Renewable Investments
PSEG Power’s
low-cost, base load
and load following fleet
is geographically well
positioned and
environmentally
responsible
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with a $4.5 billion
investment program
through 2013
…with a track record for safeguarding shareholder interests.

PSEG Advantage:  Asset mix, strong
operations…
Reliability One Award
winner for Mid-Atlantic
Region – 9   year in a row
Regulatory agreements
and cost control provide
opportunity for improved
returns
Investment program
focused on growth and
providing customers with
clean, reliable energy
PSEG Power PSE&G
…with balance sheet to support growth.
Strong platform open to
improvement in the
market
Low-cost generating fleet
combined with fuel
flexibility supports
margins
Hedging strategy
mitigates near-term risk
Major environmental
compliance capital
program completed
Reducing risk
Building a platform for
renewables and investing
through PPA-supported
projects
International lease
investments terminated
Holdings recourse debt
paid down
PSEG Energy Holdings
th

Earnings growth achieved…
…
through increased investment, higher output and lower costs.
* See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings;
All periods reflect Texas in Discontinued Operations.
$2.91
$3.09
$3.12
2008 Operating Earnings*
2009 Operating Earnings*
2010 Operating Earnings*

Q1 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2011 2010 2011 2010
PSEG Power $  267 $  312 $  0.53 $  0.62
PSE&G 163 117 0.32 0.23
PSEG Energy Holdings (3) 7 (0.01) 0.01
Enterprise 4 3 0.01 0.01
Operating Earnings* $  431 $  439 $  0.85 $  0.87
Quarter ended March 31
* See page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.85
(0.02)
0.09
(0.09)
$0.87
0.00
0.25
0.50
0.75
1.00
PSEG EPS Reconciliation – Q1 2011
versus Q1 2010
Q1 2011
operating
earnings*
Q1 2010
operating
earnings*
Lower pricing &
Migration (0.01)
WPT (0.03)
O&M (0.03)
Interest &
Depreciation (0.03)
Taxes 0.01
PSEG Power
O&M 0.04
Electric & Gas
margin 0.04
Transmission
margin 0.01
Weather 0.01
D&A (0.01)
PSE&G
PSEG Energy
Holdings
Lower lease
sales and
Interest (0.01)
ES&P Write-
off (0.01)
* See page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2010 2011E 2012E 2013E
Pension
O&M
PSEG Consolidated O&M
(1)
C.A.G.R (’10-’13) = (0.0)%
(1) Excludes O&M related to PSE&G clauses.  E Estimate.
Aggressive expense management…
…should result in essentially no O&M growth.

PSEG’s 2011 earnings guidance reflects
continued improvement at PSE&G…
– Network transmission service revenue increase
= ~ $0.05 per share
– Full year of E&G Rate Relief = ~ $0.05 per share
– Each 1% change in Load = ~ $0.02 per share
– Each 1% change in O&M = ~ $0.01 per share
– 2010 Utility ROE 9.9%; Each 10 bp = $0.01 per share
Revenue/Margin
– Decline in average Hedge Price/Volume = ~ ($0.25-$0.30)
per share
– Decline in Capacity revenues = ~ ($0.15-$0.20) per share
– Improvement in WPT/BGSS = ~ $0.03-$0.05 per share
Other Expense
– Higher O&M = ~ ($0.03) per share
– Increase in Depreciation rate = ~ ($0.05) per share
– Absence of LILO/SILO termination gains = ~ ($0.05) per share
– Loss of Income from Asset Sales = ~ ($0.05) per share
Guidance
$2.75
$2.50
2011 Drivers
…offset by a decline in margins at Power and Holdings.
Earnings Per Share
* See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.  E Estimate.
2011E Earnings Guidance*
2010 Operating Earnings*
$3.50
$3.00
$2.00
$2.50
$1.50
$1.00
$0.50
$0.00
$3.12

Outlook for 2011 Operating Earnings
Maintained
* See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.75E
$2.50E
$3.50
$3.00
$2.50
$2.00
$1.00
$0.50
$0.00
2010 Operating Earnings* 2011E  Earnings Guidance*
$3.12

PSEG’s balance sheet strength and
liquidity continue to improve…
•
Cash position at March 31, 2011 was $900 million
•
Funded 2011 pension obligation depositing over $400 million in Q1
•
Retired PSEG Power’s $606 million of 7.75% Senior Notes
which matured on April 15 using cash on hand
•
Refinanced $2.1 billion of credit facilities at PSEG, Power, and
PSE&G in new, 5-year facilities; PSEG credit facilities now
total $4.3 billion
•
Liquidity position at April 30, 2011 was $4.2 billion
•
Standard & Poor’s affirmed credit ratings for PSEG, Power
and PSE&G; Outlooks raised to Positive
•
Moody’s affirmed credit ratings for PSEG, Power and PSE&G;
PSE&G’s Outlook raised to Positive

PSEG Consolidated Debt / Capitalization
(1) Includes debt due within one year and short-term debt; excludes Securitization Debt and Non-Recourse Debt.
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
2009 2010 3/31/2011
Equity
Debt
(1)
Preferred
Stock
Debt 7,311 7,812 7,763
Preferred Stock 80 0 0
Common Shareholders Equity 8,788 9,633 9,957
Debt plus Equity 16,179 17,445 17,720
Debt Ratio 45.2% 44.8% 43.8%
(in $Millions)

Our capital spending is focused on
growth
PSEG 2011-2013E Capital Spending
$6.7 Billion
by Subsidiary
PSEG 2011-2013E Capital Spending
$6.7 Billion
Growth vs. Maintenance Spend
* E Estimate.
Growth
$4.6 B
70%
Maintenance
$2.1 B
30%
Parent SC  $0.1 B
1%
Power  $1.5 B
23%
PSE&G  $4.5 B
68%
Holdings  $0.6 B
8%

$ Per Share
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E

PSEG

PSEG Dividend – A 104-year commitment
to returning cash to shareholders
$1.08 $1.08 $1.08
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.00
$1.25
$1.50
PSEG Annual Common Dividend Per Share 2001-2011E

PSEG Power – Review and Outlook

Low-cost portfolio
Fuel flexibility
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Southern NEPOOL/ Connecticut
Market knowledge and experience to
maximize the value of our assets
… with low cost plants, fuel flexibility, good locations and solid markets.
Power’s diverse assets drive value in a
dynamic environment…
18% 45%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced
(Twelve months ended December 31, 2010)
Total GWh: 56,727
52%
19%
28%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 13,538
27%
9%

PSEG
Power LLC
New York
• Bethlehem Energy Center
System
Interface
Connecticut
• New Haven
• Bridgeport
New Jersey
• Bergen
• Hudson
• Kearny
• Essex
NY
CT
PA
NJ
Pennsylvania
• Keystone
• Conemaugh
• Peach Bottom
New Jersey
• Linden
• Sewaren
• Edison
New Jersey
• Yards Creek
• Mercer
• Burlington
• National Park
New Jersey
• Hope Creek
• Salem

PSEG

19 Power’s Northeast assets are located in attractive markets near load centers… ... and the fleet produced record generation in 2010.

… while maintaining fuel optionality under a variety of conditions.
Power’s PJM assets along the dispatch curve reduce
the risk of serving full requirement load contracts…
Energy Revenue X X X
Capacity Revenue X X X
Ancillary Revenue X X
Dual Fuel X X
Peaking units Load following units
Nuclear
Coal
Combined Cycle
Steam
Peaking
Baseload units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2 Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2 Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Yards
Creek
National Park
Salem 3
Bergen 3

Power’s coal fleet has seen significant
efficiency improvements…
14
15
15
13 13
9
11
10
0
2
4
6
8
10
12
14
16
18
2004 2005 2006 2007 2008 2009 2010 2011 E
10.3
11.1
11.3
7.9
8.4
4.8
4.2
3.8
0
2
4
6
8
10
12
2004 2005 2006 2007 2008 2009 2010 2011 E
1.11
1.12
1.01
0.91
0.96
0.83
0.4
0.34 0.34
0.29
0.20
0.21
0.19
0.17
0.13
0.17
0
0.2
0.4
0.6
0.8
1
1.2
2004 2005 2006 2007 2008 2009 2010 2011 E
Market conditions were beneficial to increased
output in 2010
Forced outage rate continues to improve
Environmental footprint upgraded with BET
BET enables coal flexibility
… as Back-End Technology investment has prepared us for the future.
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NO
x
Rates ( )
(lb/mmbtu)
SO2
NO
x

Power’s combined cycle fleet benefits from
operating enhancements…
5
4
8
10
12
13
15
13
0
2
4
6
8
10
12
14
16
2004 2005 2006 2007 2008 2009 2010 2011 E
3.4
7
3.4
2.5
1.6
1.5
1.2
0.46
0
1
2
3
4
5
6
7
8
2004 2005 2006 2007 2008 2009 2010 2011 E
8079
7847
7928
7768
7810
7691
7533
7514
7200
7300
7400
7500
7600
7700
7800
7900
8000
8100
8200
2004 2005 2006 2007 2008 2009 2010 2011 E
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(mmbtu/KWh)
Highest output ever in 2010
Continued improvement in forced outage
rate
Benefiting from heat rate improvement
program
…and continues to react to market dynamics.
All data excludes Texas

Our peaking fleet rounds out a diverse
generation portfolio…
13
17
23
19
13
14
15
12
0
5
10
15
20
25
2004 2005 2006 2007 2008 2009 2010 2011 E
85
86
76
77
91
92
95
98
0
10
20
30
40
50
60
70
80
90
100
2004 2005 2006 2007 2008 2009 2010 2011 E
Peaking’s consistent record of start
success provides opportunities in
ancillary and real time markets
Peaking adds flexibility in serving load
and managing the needs of a diverse
market environment
Approximately 8,400 starts during 2010
HEDD is anticipated to reduce fleet size
… and provides the ability to follow load during periods of high demand.
Forced Outage Rate ( )
(% EFORD)
99.7
96.5
98.6
97.0
98.9
99.3
98.3
99.7
94
95
96
97
98
99
100
2004 2005 2006 2007 2008 2009 2010 2011 E
% Start Success ( )
Equivalent Availability ( )
(%)

Source: MJ Bradley
There are numerous upcoming EPA
environmental regulations…
2010 2011 2012 2013 2014 2015 2016 2017 2018
Haz. Air
Pollutants
Criteria
Pollutants
Greenhouse
Gases
Coal
Combustion
By-Products
316(b)
Compliance with Federal GHG Reporting Rule
Compliance with PSD GHG BACT
Compliance with Toxics Rule Pre-Compliance  Period
Develop Toxics
Rule
Develop
Transport
Rule
SIP provisions developed in response to revised NAAQS
Develop
Revised O3
NAAQS
Pre-Compliance Period
Compliance with
Federal CCB
Regulations
Dev. Coal Comb.
By-Products Rule
Develop 316(b)
Regulations
Develop O
Transport Rule
Estimated Compliance w/TR II
Phase-In of Compliance Period by 2020
Compliance w/GHG NSPS
Pre-Compliance Period
Develop GHG
NSPS
…and Power is well positioned to succeed under numerous outcomes.
Today
Phase I Compliance
Phase II Compliance
3

The potential impacts to Power vary…
…with Power generally well positioned for the relative near term.
Hazardous Air
Pollutants
(HAPs)
•MACT standard for Hg and other HAPs establishes emission limits
•Uncontrolled coal/oil units to install expensive capital or retire
•Potential for increased variable O&M cost
•Potential for higher electric prices
•Mercer and Hudson have BET
•Bridgeport Harbor has Hg control
•Keystone has scrubber, ESP and SCR
•Conemaugh has scrubber, ESP and planned SCR
Criteria
Pollutants
(CATR)
•CATR
will establish NO
X
and SO2
emission limits
•Plant by plant, state and regional basis
•Uncontrolled units to install expensive capital or retire
•Potential for increased variable O&M cost
•Potential for higher electric prices
•The generation fleet as a whole is well positioned for CATR
Greenhouse
Gases
(GHG)
•Nationally, for the time being, carbon cap-and-trade not expected
•EPA’s GHG BACT may delay or impede permitting of new
and modified plant
•EPA’s NSPS could potentially lead to emission trading
•RGGI impact negligible, future uncertain
•Power believes it has limited exposure to GHG BACT
requirements
•Power would potentially benefit by NSPS with trading
Coal
Combustion
Byproduct
•Facilities with wet ash ponds will need to spend capital to close or upgrade ponds (dam safety, liners, monitoring, etc)
•Potential for increased variable O&M cost
•Potential for higher electric prices
•Already utilizes dry ash handling systems and disposal at
Mercer, Hudson and BHS.  No cost conversion at Key/Con
•Coal ash scrubber waste tested as non-hazardous
•Power has established option for beneficial use of all coal combustion residuals.
316(b)
Cooling Water
Regulations
•Power plants with once through cooling system are at risk.  Plants located on tidal rivers, estuaries or Great Lakes may face
greater risk
•Invest in capital, or potentially retire
•Potential for higher electric prices
•Lower plant output
•Power shares general industry exposure
•Prior permits judged that Salem has best technology
available
•Power has over $150M in estuary enhancement program
•Depending on EPA final rule cost/benefit consideration may
limit exposure
Market Impact                                                    Power Impact

Power’s investment program to mitigate air
pollutants…
Current Regulations and Compliance Measures
Description
Hudson (NJ)
Mercer (NJ)
Keystone (PA)
Bridgeport (CT)
Conemaugh (PA)*
NO
x
SCR
SCR SCR
Low NO
x
Burners
SCR
2014
SO
2
Scrubber Scrubber
Scrubber
Ultra-low
Sulfur Coal
Scrubber
Mercury/
Particulate
Baghouse &
Activated
Carbon
Baghouse
& Activated
Carbon
Scrubber & SCR,
ESP
Baghouse &
Activated Carbon
Scrubber & SCR,
ESP
…places it in good position to meet anticipated regulatory requirements.
Capital Spend Planned No Additional Capital Spend Planned
*Activated carbon under consideration.

0
50
100
150
200
250
Source: EPA (2009), EIA (2009), and PSEG Projections
0
2
4
6
8
10
12
14
0
10
20
30
40
50
60
PSEG Projected NOx Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Conemaugh
Hudson
Bridgeport
Mercer   Keystone
NOx
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO2
Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Hudson
PSEG Power’s environmental program has
resulted in dramatically lower emissions…
…leaving Power’s coal fleet among the cleanest in the country.

…through a balanced portfolio hedging strategy.
Pricing in 2010 was impacted by low economic demand and low gas prices, offset by warmer summer and colder winter weather
Power’s hedging strategy combined with strong operations enabled solid results
2011 forwards imply continued market challenges, but entities with the right assets in the right locations are best positioned
Power will continue to utilize a hedging strategy that incorporates full requirement load contracts and contracting using other products to secure pricing over a 2-3 year forward horizon
BGS continues to be an important part of our hedging strategy
Balanced generation portfolio in ideal position to serve BGS
Three year nature of BGS provides reduced volatility for customers and providers
Power’s fleet is economically optimized…

Coal and Gas CC Proxy Unit Dispatch Costs
80
70
60
50
40
30
20
10
0
$/MWh
Coal
Gas Combined Cycle
2006-2008 Average
2009
2010
2011

MWh

Gas competed favorably with coal in 2010,
with operational flexibility favoring gas…
… and Power’s diverse fleet is positioned to compete under various market conditions.
PJM Fleet Flexibility
Base Coal
Base Coal
Base Coal
CC/Coal
CC/Coal
CC
PK
PK
PK
Int Coal
Int Coal
Int Coal
CC
CC
-
5,000
10,000
15,000
20,000
25,000
2008 2009 2010
Note: Forward prices as of February 2011

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Through Power’s participation in each of the
BGS auctions…
Market Perspective – BGS Auction Results
… we have developed an expertise in serving full-requirements contracts.
3 Year Average
Round the Clock
PJM West Forward
Energy Price
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
Note: BGS prices reflect PSE&G Zone
2003 2004 2005 2006 2007 2008 2009 2010 2011
$55.59
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
$45 - $47
~ $48
$94.30

Migration and headroom are a function of
market and BGS price differentials…
…with impact on Power’s margin in 2010 limited by warm
weather.
•
Migration has grown steadily from 2009 – 2011
–
Market prices have been below BGS prices
–
Retail penetration has expanded beyond C&I to include residential customers
–
Approximate average migration of ~10% in 2009; ~24% in 2010; and
  forecasted to be ~35% in 2011, assuming 38% to 40% at year-end
•
Power margin is a direct function of headroom
•
Headroom has varied by year
–
2009 headroom was high, as mild weather resulted in low market prices
–
2010 headroom was low, as extreme weather resulted in high market prices
–
Retail providers are more likely to promote switching if headroom is seen as sustainable

Hedging Update…
… our strategy is to hedge our base load generation long term.
Contracted Energy*
2011 2012 2013
May - Dec
Volume TWh 24 36 36
Base Load % Hedged 100% 60% - 70% 20% - 30%
Price $/MWh $68 $66 $69
Volume TWh 12 18 20
% Hedged 30% - 35%
Price $/MWh $68
Volume TWh 36 54 56
Total % Hedged 75% - 80% 40% - 50% 10% - 20%
Price $/MWh $68 $66 $69
Intermediate Coal, Combined Cycle,
Peaking
(Nuclear and Base Load Coal)
*As of April 21, 2011.

The Reliability Pricing Model has recognized the
locational value of Power’s generating fleet…
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in MAAC and EMAAC,
Power’s assets in congested locations received higher pricing in the 2013/2014 RPM Auction
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14
• Locational value of Power’s
fleet recognized
• Bid for 89 MW of new
capacity accepted for
2013/2014 auction;
in-service June 2012
• On schedule to complete
178 MW of previously
cleared peaking capacity
by June 2012
• Upcoming auction
anticipated to be influenced
by updated demand
forecast and transfer
capabilities
$/MW-day
PJM Zones
2009 / 2010 2010 / 2011 2011 / 2012 2012 / 2013 2013/2014
Eastern MAAC
$191.32 $174.29 $110.00 $139.73 $245.00
MAAC
$191.32 $174.29 $110.00 $133.37 $226.15
PSEG
$245.00
PSEG North Zone
$185.00 $245.00
Rest of Pool
$102.04 $174.29 $110.00 $16.46 $27.73
PJM Capacity Available to Receive Auction Pricing

PSE&G – Review and Outlook

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest utility in New Jersey providing
electric, gas and transmission services…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Energy Efficiency Annualized Savings (75% Electric/25% Gas Equivalent)
Electric Gas
Customers
Growth (2005 – 2010)
2.2 Million
4.0%
1.8 Million
4.0%
Electric Sales and Gas Sold and Transported 43,645 GWh 3,465 M Therms
Historical Annual Load Growth Distribution (2006 - 2010) (0.5%)* (1.0%)*
Historical Annual Peak Load Growth Transmission (2006 – 2010) (0.1%)
Projected Annual Load Growth (2011 – 2013) 1.3%** 0.8%**
Projected Annual Load Growth Transmission (2011 – 2013) 1.4%
Sales Mix
Residential 33% 61%
Commercial 57% 36%
Industrial 10% 3%
Transmission
Electric Gas
Approved Rate of Return 11.68% ROE 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency
2009-2010
Total Program
Plan
Solar Loan 19 MW 81 MW
Solar 4 All 28 MW 80 MW
Energy Efficiency Initiative (lifetime equivalent)*** 389 GWh 604 GWh

New Jersey’s energy future requires
continued investment to ensure reliability…
Susquehanna-Roseland
Bergen O66
Bergen U2-100
… while adapting to changes in resources.
Transmission Capacity Growth
Transmission Capacity Reductions
Susquehanna-Roseland ~1,500 MW
Northeast Grid (formerly BRH Alternative) ~200 MW
Bergen O66 - Bergen to ConEd's West 49th Street
~(670 MW*)
Bergen U2-100 - Bergen to New York ~(800 MW**)
Other Impacts to NJ
Long-term Capacity Agreement Pilot Program (LCAPP)
~2,000MW
Exelon has entered into an agreement with the state of New
Jersey to close Oyster Creek in 2019 ~(700MW)
2010-2020 Demand growth of ~1% based on 2011 PJM
Load Forecast report ~1,125MW
*   Project has firm contract for 320MW
**  Project in queue – no firm contracts
Sources: Imports: PSE&G Estimates; Exports:  PJM 2009 RTEP;  Load Growth: PJM 2011 Load Forecast Report
Arrows are general indicators and not intended to represent actual route
Impact is net reduction of ~400MW by 2020
Oyster
Creek

SUSSEX
WARREN
MORRIS
ESSEX
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
BURLINGTON
OCEAN
GLOUCESTER
CAMDEN
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

PSEG

Transmission investment recovery is supported by
formula rate treatment…
($ Millions) Phase In-Service
Spending Up
To
Susquehanna-Roseland
Engineering / Licensing
2014 East
2015 West
$750
Northeast Grid (formerly BRH Alternative)
Preliminary Design 2015 $700
Burlington – Camden 230kV Conversion
Engineering / Licensing 2014 $381
North Central (formerly West Orange)
230kV Conversion
Engineering / Licensing 2014 $336
Approved RTEP projects thru 2013
Various Various $440
69 kV Reliability projects thru 2013
Various Various $215
Transmission Life Cycle
Various Various $350
… and CWIP in rate base* for certain projects.
* CWIP in Rate Base and 1.25% ROE incentive treatment approved for the Susquehanna-Roseland project and seeking recovery of CWIP in Rate Base and abandonment for other major projects
Transmission Projects
Future Projects
Future Transmission project spending will be influenced by PJM evaluation, potentially adding additional projects over 2011 – 2015 and revising required in-service dates.
Middlesex
Bridgewater
Roseland
Hopatcong
Hudson
Bergen
Sewaren
W Orange
Bayonne
Burlington
Camden
Gloucester

$0
$200
$400
$600
$800
$1,000
$1,200
2010 2011 2012 2013
Susquehanna-Roseland *
RTEP 230 kV Conversions
Other RTEP
69kV Transmission
Other Transmission
FERC’s Transmission formula rate order grants
PSE&G an 11.68% ROE and a fully-forecasted
cost of service
Transmission represents approximately 60% of planned investment over the
2011-2013 plan and is expected to comprise ~31% of PSE&G rate base by 2013
Supportive regulatory treatment with contemporaneous recovery is key to align earnings growth with investment
Execution of the Transmission plan is critical to achieving PSE&G’s future growth.
Transmission Investment by Major Category
* Susquehanna-Roseland approved for 12.93% ROE.

Our 2011 – 2013 capital plan calls for investing
$4.5 billion…
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2010 2011E 2012E 2013E
NJ Infrastructure
Stimulus
Solar
Energy Efficiency
Transmission
Core Investment
…with contemporaneous recovery mechanisms approved
for ~$2.1 billion.
PSE&G Capital Expenditures
E Estimated.

PSE&G’s investment program provides opportunity
for ~9% annualized growth in rate base
PSE&G Projected Rate Base*
*Starting from 2009 Rate Base of $7.3 billion
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
Gas Distribution Electric Distribution Electric Transmission Energy Master Plan

2010: Success in meeting State’s energy
and economic development goals…
…with reasonable contemporaneous returns.
($ Millions)
Approval
Date
Total
Amount
Spending
Thru 2010
2011-2013
Spending
Solar Loan I & II
April 2008/
November 2009
$248 $70 $174
Carbon Abatement December 2008 46 20 25
NJ Capital Infrastructure Stimulus April 2009 694 588 106
Solar 4 All * July 2009 465 203 260
Energy Efficiency Economic Stimulus ** July 2009 166 101 65
Demand Response July 2009 65 5 41
Total $1,684 $987 $671
*  Filing amount based on installation of 80MW, total forecasted spend is lower due to a lower cost per watt to install
** Energy Efficiency Economic Stimulus totals exclude $24M of administrative costs

In addition, PSE&G is pursuing incremental
growth opportunities…
($ Millions)
Filing Date
Requested
Amount
Duration
Gas Distribution Capital Infrastructure Program II November 23, 2010 $78 2011-2012
Energy Efficiency Economic Stimulus Program January 24, 2011 95 2011-2014
Electric Distribution Capital Infrastructure Program II February 18, 2011 229 2011-2013
Total $402
… to support reliability, New Jersey’s EMP goals, and economic recovery.

PSEG Energy Holdings - Review & Outlook

PSEG Energy Holdings has made significant
reductions in size and risks
International Energy: Global has disposed of all but one
international asset
Domestic Generation: Only 176 MW of Global domestic
generation remain
LILO/SILO: Resources terminated all 18 LILO/SILO leases
Traditional Leases: Resources continues to carefully
manage the remaining traditional leases and other
investments with an eye towards opportunistic monetization

Energy Holdings is pursuing renewable
energy alternatives with emphasis on solar
•
Solar is a good strategic fit for PSEG
– Predictable and attractive returns through long-term Power Purchase
Agreements with creditworthy counterparties
– Improves geographic, technology, regulatory and market risk profile
– Strong relationships established across the value chain
– Favorable tax attributes, long-term earnings, short construction cycles and proven technology
•
Solar In-Service
– Installed 29 MW at three locations; ~$117 million investment to date
– Projects completed ahead of schedule and under budget; operating performance better than plan

PSEG – Financial Review and Outlook

PSEG’s long-term outlook is influenced by
Power’s hedge position…
2012
2013
Each $1/mcf Change in Natural Gas
Each $2/Mwh Change in Spark Spread
Each $2/Mwh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Each 1% Change in Depreciation Rate
$0.08 - $0.10
$0.03
$0.02
$0.01
$0.01
$0.15 - $0.20
$0.03
$0.03
$0.01
$0.01
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales:
Electric
Gas
Each 1% Change in O&M
Each 10 bp Change in ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.02
$0.01
$0.01
$0.01
$0.01
…and increased investment at PSE&G.

PSE&G’s capital program is directed at
improving reliability…
…through investment in transmission and distribution.
*Forecast capital program does not include $400M of potential spending on distribution and energy efficiency; E Estimate.
2011-2013E Utility Capital Spending
$4.5 Billion*
Transmission
$2.7 B
60%
Electric
Distribution
$0.8 B
18%
EMP $0.5 B
12%
Gas Utility
$0.5 B
10%

PSEG’s internally generated cash
flow over 2011 – 2013…
…supports our capital program and the shareholder dividend without the need for equity.
* Cash from Operations adjusts for securitization principal repayments ~$0.7B; E Estimate.
** 2011-2012 include bonus depreciation of ~$0.9B offset by ~$0.1B in 2013
Sources Uses
Power
Cash
from Ops
Debt
Issued
PSE&G
Investment
Debt
Redeemed
Shareholder
Dividend
PSEG Consolidated
2011E – 2013E Sources and Uses
PSE&G
Cash from
Ops*
Power
Investment
Texas Net
Proceeds
Includes:
Bonus Depreciation = ~$0.8B**
Pension Contribution = ~($0.5B)
Other

25%
30%
35%
40%
45%
50%
2008 2009 2010 2011-2013E
Average
PSEG Power
Funds from Operations / Total Debt
Power’s credit metrics remain strong
during challenging markets...
Power free cash flow
produces strong
credit measures
providing sufficient
cushion for potential
gas price volatility
Free Cash Flow
(1)
~750 ~950 ~750 Average: ~700
Dividends to Parent 500 850
(2)
550 Average: ~550
(in $Millions)
(1) Free Cash Flow represents cash from operations less cash used for investing; E Estimate.
(2) Excludes dividend to Parent associated with transfer of Texas assets to PSEG Power.
…providing opportunities for incremental growth investments.

PSEG is responding to investors’ questions
Investors’ Questions PSEG Position
How is PSEG affected
by policy changes?
Commercial operation of Back-End Technology puts us in good position on potential Clean Air rules
What’s the impact of
commodity volatility?
Multi-year hedging
Asset balance dampens relative fuel price volatility
Capacity markets provide stability
How are you responding
to State incursion into
markets?
Recent decision by FERC has upheld competitive market mechanisms
We are also challenging the constitutionality of NJ’s actions
Do you need equity?
Strong cash flow enables us to execute our strategy, with room for additional investment, without the need to issue equity
How is management
incented to deliver value to
shareholders?
Management’s long-term incentives are based on a combination of return on invested capital and total shareholder return relative to peers over a multi-year period of time

Appendix

0%
10%
20%
30%
40%
2011/2012 2012/2013 2013/2014 2014/2015 2015/2016
PJM has adequate reserves to meet near
term demand…
…but over the longer term, many influences will dictate sources of market sufficiency.
Unforecasted influences that could increase capacity:
=>Government interventions – for example LCAPP
=>Load/demand rate of change
=> Demand response / Economic recovery
Unforecasted influences that could decrease capacity:
=>Government regulations – for example coal retirements (20-45 GW’s),
HEDD
=>Load/demand rate of change
=>Demand response / Economic recovery
PJM Forecasted Capacity Reserves - January 2011
PJM
•
Reserve margins to tighten going forward
due to:
– Load growth
– Anticipated unit retirements driven
by new EPA regulations (not
reflected in PJM’s forecast)
EMAAC
•
Most of Power’s assets located in EMAAC
•
Anticipated retirements driven by HEDD
rule
•
Transmission projects expected to
increase net imports into EMAAC,
offsetting retirements
•
Local legislation (NJ LCAPP) could initially
increase reserve margins but would
discourage long-term merchant investment

Power’s coal hedging reflects 2011 supply
matched with 2011 sales…
… while maintaining flexibility on supply post BET installation.
0%
20%
40%
60%
80%
100%
2011 2012 2013
$0
$10
$20
$30
$40
$50
Contracted Coal
Station Coal Type
Pricing
($/MWh)*
Comments
Bridgeport
Harbor
Adaro
High $40’s
Higher price,
lower BTU,
enviro coal
Hudson CAPP
Mid $40’s
Flexibility
after BET in
2010
Mercer
Metallurgical
NAPP/CAPP
Mid $40’s
More limited
segment of
coal market
Keystone NAPP
Mid $20’s
To
High $20’s
Prices
moderating
Conemaugh NAPP
Mid $20’s
To
High $20’s
Prices
moderating
% Hedged
(left scale)
$/MWh
(right
scale)
*Commodity plus transportation

55 $0 $5 $10 2011 2012 2013 Anticipated Nuclear Fuel Cost Power has fully hedged its nuclear fuel needs through 2013… … with increased costs over that time horizon. Hedged

($MWh)
$70
$60
$50
$40
$30
$20
$10
$0
($MWh)
2005
2006
2007
2008
2009
2010
2011
2012
2013
Annual Average
Historical Monthly
Forecast

PSEG

-$10
$0
$10
$20
$30
$40
$50
2005 2006 2007 2008 2009 2010 2011 2012 2013
Note: Forward prices as of February 2011.
Forward spark spreads indicate moderation from
2010 levels, and dark spreads continue to be
challenged…
PJM Western Hub Spark Spread (On-Peak – Henry Hub x 7.5 Heat Rate)
PJM Western Hub Dark Spread (RTC – Central Appalachian Coal x 10 Heat Rate)
… and both are expected to remain highly influenced by gas prices.

PSEG 2011 Operating Earnings Guidance
- by Subsidiary
$ millions (except EPS) 2011E 2010A
PSEG Power $ 765 – $ 855 $ 1,091
PSE&G $ 495 – $ 520 $ 430
PSEG Energy Holdings $ 0 – $ 5 $ 49
Enterprise $ 5 – $ 15 $ 14
Operating Earnings* $ 1,265 – $ 1,395 $ 1,584
Earnings per Share $ 2.50 – $ 2.75 $ 3.12
* See Page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Consolidated Debt / Capitalization
(1) Long-Term Debt includes Debt due within one year; excludes Securitization Debt and Non-Recourse Debt.
PSEG Consolidated ($Millions)
December 31, 2009 December 31, 2010 March 31, 2011
PSE&G Short-Term Debt - $                                 - $                                 21 $
PSEG Money Pool Short-Term Debt 530 64 -
Total Short-term Debt 530 64 21
Long-Term Debt
(1)
:
Power 3,121 3,455 3,456
PSE&G 3,571 4,283 4,284
Holdings 127 - -
Parent / Services (38) 10 2
Total Long-Term Debt 6,781 7,748 7,742
Preferred Stock 80 - -
Total Common Stockholders' Equity 8,788 9,633 9,957
TOTAL CAPITALIZATION 16,179 $                            17,445 $                            17,720 $
December 31, 2009 December 31, 2010 March 31, 2011
Debt
(1)
7,311 7,812 7,763
Preferred Stock 80 - -
Total Common Stockholders' Equity 8,788 9,633 9,957
Debt Plus Equity 16,179 $                            17,445 $                            17,720 $
Debt Ratio 45.2% 44.8% 43.8%

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water Reactor
Total Capacity: 1,197MW
Owned Capacity:  1,197MW
License Expiration: 2026
Filed for license extension,
August 2009
Next Refueling 2012
Operated by PSEG Nuclear
Ownership: PSEG – 57%
Exelon – 43%
Technology: Pressurized Water Reactor
Total Capacity: 2,337MW
Owned Capacity: 1,342MW
License Expiration: 2016 and 2020
Filed for license extension,
August 2009
Next Refueling
Unit 1 – Fall 2011
Unit 2 – Spring 2011
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water Reactor
Total Capacity: 2,245MW
Owned Capacity: 1,122MW
License Expiration: 2033 and 2034
Next Refueling
Unit 2 – 2012
Unit 3 – Fall 2011
Hope Creek
Salem Units 1 and 2
Peach Bottom Units 2 and 3
Our five unit nuclear fleet…
… is a critical element of Power’s success.

% total output
$/MWh

% of capacity
$/MW-day

PSEG

0%
25%
50%
75%
100%
2011 2012 2013
$0
$50
$100
$150
$200
$250
0%
25%
50%
75%
100%
2011 2012 2013
$0
$10
$20
$30
$40
$50
$60
$70
$80
Power’s hedging program provides near-
term stability from market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of $5/MWh
PJM West around the clock price
change* (~$1/mmbtu gas change)
Contracted Capacity
Price
(right
scale)
* As of May 2011, for Nuclear and Base Load Coal (36 TWh), assuming normal market commodity correlation and demand
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years.
The pricing for
most of Power’s
capacity has been
fixed through May
2014, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
*
$0.03 - $0.12 $0.15 - $0.30 $0.25 - $0.45

Key economic indicators forecast renewed
growth…
The New Jersey economy declined by 0.02%
from 2008 to 2010 and is anticipated to grow
2.4% from 2010 to 2013
New Jersey total non-farm employment
declined by 2.5% from 2008 to 2010 and is
expected to grow 1.2% from 2010 to 2013
Real personal income in New Jersey declined
by 0.9% from 2008 to 2010 and is expected
to increase 2.6% from 2010 to 2013
Single family housing starts declined 10.7%
from 2008 to 2010 and are expected to
increase ~24% from 2010 to 2013
…over 2010 to 2013 timeframe.
Source: HIS Global Insight January 2011 Forecast.
NJ Total Employment
3,700
3,800
3,900
4,000
4,100
2008 2010 2013
NJ Real Gross State Product
$420,000
$440,000
$460,000
$480,000
$500,000
2008 2010 2013
NJ Real Personal Income
$380,000
$400,000
$420,000
$440,000
2008 2010 2013
NJ Single Family Housing Starts
0
5
10
15
20
2008 2010 2013

PSEG Resources Leveraged Lease Portfolio
Lessee Equipment
12/31/10
Invested
($millions)
S&P Credit
Rating
As of 3/30/11
REMA (GenOn) Keystone, Conemaugh & Shawville (PA)
3 coal fired plants (1,184 equity MW)
325 B
Dynegy Holdings Danskammer & Roseton Generating Station (NY)  370
MW coal fired and 1,200 MW oil/gas fired
267 CC
Edison Mission
Energy (EME)
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,652 equity MW)
218 B-
Merrill Creek –
(PECO, MetEd,
Delmarva Power &
Light)
Reservoir in NJ 126 BBB, BBB-,
BBB+
Grand Gulf Nuclear station in Mississippi (154 equity MW) 99 A+
US West/Qwest Qwest headquarters located in Denver, CO 109 BB
Renaissance Ctr. GM headquarters located in Detroit, MI 40 BB-
Wal-Mart Portfolio of 27 Wal-Mart stores 41 AA
E-D Centers Portfolio of 8 shopping centers 23 NR
Total Leases $1,249

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Pro-forma Adjustments, net of tax 2011 2010
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 27 $            10 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 4                49
Total Pro-forma adjustments 31 $            59 $
Fully Diluted Average Shares Outstanding (in Millions)
507             507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.05 $         0.02 $
Gain (Loss) on MTM (PSEG Power) 0.01            0.10
Total Pro-forma adjustments 0.06 $         0.12 $
For the Three Months Ended
March 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
(Unaudited)
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from
Net Income.

Pro-forma Adjustments, net of tax 2010 2009 2008
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 46 $           9 $             (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (1)              (11)             14
Market Transition Charge Refund (PSE&G) (72)             -                -
Net Reversal of Lease Transaction Reserves (Energy Holdings) -                29              -
Lease Transaction Reserves (Energy Holdings) -                -                (490)
Asset Impairments -                -                (13)
Premium on Bond Redemption -                -                (1)
Total Pro-forma adjustments (27) $          27 $           (561) $
Fully Diluted Average Shares Outstanding (in Millions)
507            507            508
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 0.09 $        0.02 $        (0.14) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) -             (0.02)          0.03
Market Transition Charge Refund (PSE&G) (0.14)          -             -
Net Reversal of Lease Transaction Reserves (Energy Holdings) -             0.05           -
Lease Transaction Reserves (Energy Holdings) -             -             (0.96)
Asset Impairments -             -             (0.03)
Premium on Bond Redemption -             -             -
Total Pro-forma adjustments (0.05) $       0.05 $        (1.10) $
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Twelve Months Ended
Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Earnings Impact ($ Millions)
Per Share Impact (Diluted)